UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

Central Index Key Number of the issuing entity: 0001706303
BANK 2017-BNK5
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact names of sponsors as specified in their respective charters)

Delaware	333-206582-11	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on June 29, 2017, as amended by the Current Report on Form 8-K/A (the “Form 8-K/A”), dated and filed on July 6, 2017, with respect to BANK 2017-BNK5 (the “Form 8-K”). The purpose of this amendment is to file executed versions of the agreements filed as Exhibit 4.5, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to the Form 8-K. No other changes have been made to the Form 8-K other than the change described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

1.1	Underwriting Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K/A and incorporated by reference herein.)
4.2	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National

Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.(Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Trust and Servicing Agreement, dated as of May 6, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 19, 2017, which such certification is dated June 19, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of June 6, 2017, by and between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)

99.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as Starwood Note Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial B-2 Notes Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: January 25, 2018

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K/A and incorporated by reference herein.)
4.2	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Trust and Servicing Agreement, dated as of May 6, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 19, 2017, which such certification is dated June 19, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)

99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.5	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of June 6, 2017, by and between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as Starwood Note Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)

99.11	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial B-2 Notes Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)